INTERNATIONAL AIRLINE SUPPORT GROUP, INC.

BROAD-BASED

RESTRICTED STOCK PLAN

TABLE OF CONTENTS

Page

o 1 BACKGROUND AND PURPOSE                        1
o 2 DEFINITIONS                                                       1
2.1 Board                                                                      1
2.2 Change in Control                                                    1
2.3 Code                                                                       3
2.4 Disabled                                                                  3
2.5 Employee                                                                3
2.6 IASG                                                                      3
2.7 1933 Act                                                                3
2.8 1934 Act                                                                3
2.9 Plan                                                                        3
2.10 Restricted Stock Grant                                          3
2.11 Rule 16b-3                                                           4
2.12 Stock                                                                   4
o 3 SHARES RESERVED UNDER PLAN                 4
o 4 EFFECTIVE DATE                                               4
o 5 ADMINISTRATION                                            4
o 6 ELIGIBILITY                                                        5
o 7 RESTRICTED STOCK GRANTS                        5
7.1 Initial Grants                                                          5
7.2 Issuance of Stock                                                  6
7.3 Voting and Other Rights                                         6
7.4 Forfeitures                                                             7
7.5 Forfeited Stock                                                      7
o 8 NON-TRANSFERABILITY                                8
o 9 RESALE RESTRICTIONS                                  9
o 10 ADJUSTMENT                                                 9
10.1 Capital Structure                                                 9
10.2 Mergers                                                           10
10.3 Fractional Shares                                             10
o 11 AMENDMENT OR TERMINATION            10
o 12 MISCELLANEOUS                                        11
12.1 No Contract of Employment                              11
12.2 Withholding                                                      11
12.3 Construction                                                     11
12.4 Other Conditions                                               11
12.5 Rule 16b-3                                                       12

o 1
BACKGROUND AND PURPOSE
The purpose of this Plan is to promote the interest of IASG by authorizing the Board to make Restricted Stock Grants to Employees in order to (1) attract and retain Employees, (2) provide an additional incentive to each Employee to work to increase the value of Stock and (3) provide each Employee with a stake in the future of IASG.
o 2
DEFINITIONS
2.1 Board -- means the Board of Directors of IASG.
2.2 Change in Control -- means:
(1) A "person" or "group" (within the meaning of o 13(d) and o 14(d)(2) of the 1934 Act) becomes, is determined by the Board (acting in good faith) to be, or files a report on Schedule 13D, 13G or 14D-2 (or any successor schedule, form or report) disclosing that such person or group is the ultimate "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of securities representing more than twenty-five percent (25%) of the combined voting power of IASG's then outstanding securities ordinarily having the right to vote at an election of directors; provided, however, that the acquisition by IASG, by its subsidiaries, by any employee benefit plan sponsored by IASG or by IASG's Chief Executive Officer or Chief Operating Officer of securities representing more than twenty-five percent (25%) of such voting power shall not constitute a Change in Control;
(2) individuals who, on the effective date of this Plan, constitute the members of the Board (together with any new members who were appointed to the Board by individuals who, on the effective date of this Plan, constitute the members of the Board or whose nomination for election to the Board was approved by the then incumbent Chairman of the Board and disregarding any director who resigned from the Board in the ordinary course of business) cease for any reason to constitute at least seventy-five percent (75%) of the members of the Board then in office;
(3) the sale of all or substantially all of IASG's assets in one transaction or a series of related transactions to any person or group;
(4) IASG is merged, consolidated or reorganized into or with another corporation or other legal person, or securities of IASG are exchanged for securities of another corporation or other legal person, and immediately after such merger, consolidation, reorganization or exchange less than fifty percent (50%) of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held, directly or indirectly, in the aggregate by the holders of securities entitled to vote generally in the election of the members of the Board immediately prior to such transaction;
(5) the stockholders of IASG or the Board shall take any action in contemplation of the liquidation or dissolution of IASG; or
(6) any other transaction or series of related transactions occur that have substantially the effect of the transactions specified in any of the preceding sections of this definition of a Change in Control.
2.3 Code -- means the Internal Revenue Code of 1986, as amended.
2.4 Disabled -- means a mental or physical condition which an Employee has on the date his or her employment with IASG terminates which in the judgment of IASG's Chief Executive Officer acting in his or her absolute discretion or, if the affected Employee is such officer, in the judgment of the Board acting in its absolute discretion renders such Employee unable to perform the essential functions of his or her job.
2.5 Employee -- means each individual who is classified on IASG's payroll and personnel records as a regular, full-time employee of IASG and each other individual who is classified on IASG's payroll and personnel records as an employee of IASG who the Board in its discretion determines to treat as a regular, full-time employee of IASG for purposes of this Plan.
2.6 IASG -- means International Airline Support Group, Inc., a Delaware corporation, and any successor to International Airline Support Group, Inc.
2.7 1933 Act -- means the Securities Act of 1933, as amended.
2.8 1934 Act -- means the Securities Exchange Act of 1934, as amended.
2.9 Plan -- means this International Airline Support Group, Inc. Broad-Based Restricted Stock Plan as effective as of the date adopted by the Board and as amended from time to time thereafter.
2.10 Restricted Stock Grant -- means a grant of Stock made to an Employee under o 7.
2.11 Rule 16b-3 -- means the exemption under Rule 16b?3 to Section 16(b) of the 1934 Act or any successor to such rule.
2.12 Stock -- means the common stock, par value $.001 per share, of IASG.
o 3
SHARES RESERVED UNDER PLAN
There shall (subject to o 10) be 167,800 shares of Stock reserved for issuance under this Plan. Such shares of Stock shall be reserved to the extent that IASG deems appropriate from authorized but unissued shares of Stock and from shares of Stock that have been reacquired by IASG. Any shares of Stock which have been issued as part of a Restricted Stock Grant which thereafter are forfeited under o 7.4 shall again become available for issuance under 7.5. Any shares of Stock used to satisfy a tax withholding obligation shall not thereafter become available for issuance under this Plan.
o 4
EFFECTIVE DATE
The effective date of this Plan shall be the date of its adoption by the Board.
o 5
ADMINISTRATION
This Plan shall be administered by IASG's Chief Executive Officer or his or her delegate. IASG's Chief Executive officer acting in his or her absolute discretion shall exercise such powers and take such action (except for powers and actions expressly reserved for the Board) as he or she deems appropriate and proper under the circumstance, including the power to interpret this Plan and take such other action in the administration and operation of this Plan as he or she deems equitable under the circumstances, which action shall be binding on IASG, on each affected Employee and on each other person directly or indirectly affected by such action. However, any decisions with respect to any Restricted Stock Grant made to IASG's Chief Executive Officer shall be made by the Board.

o 6
ELIGIBILITY
Only Employees shall be eligible for Restricted Stock Grants under this Plan.
o 7
RESTRICTED STOCK GRANTS
7.1 Initial Grants. The Board as of the effective date of this Plan under o 4 shall make a Restricted Stock Grant to every individual who is an Employee on such date. All such grants shall be made subject to all the terms and conditions of this Plan and shall be evidenced by a letter to each such Employee from IASG's Chief Executive Officer or his or her delegate. The Board in its discretion shall determine the number of shares of Stock subject to each such Restricted Stock Grant, but the total number of shares of Stock subject to all such Restricted Stock Grants shall equal the number of shares of Stock reserved for issuance under this Plan.
7.2 Issuance of Stock. The Stock subject to each Restricted Stock Grant shall (subject to o 12.4) be issued in the name of the Employee as of the date that the Employee properly executes the irrevocable stock power in favor of IASG which IASG presents to such Employee and which gives IASG the right to forfeit the shares of Stock subject to such grant in accordance with o 7.4, and no Stock shall be issued under this Plan in the name of an Employee if he or she fails to execute such irrevocable stock power. Such irrevocable stock power shall expire if and when the Stock subject to such stock power no longer is subject to forfeiture under o 7.4. Each such stock certificate which represents shares of Stock issued as part of a Restricted Stock Grant shall be held by IASG until the related Stock has been forfeited under o 7.4 or such Stock is no longer subject to forfeiture under o 7.4. IASG shall (subject to o 9 and o 12.4) deliver the stock certificate which represents shares of Stock which no longer are subject to forfeiture under o 7.4 to the Employee to whom the related Restricted Stock Grant was made as soon as practicable after such shares no longer are subject to forfeiture.
7.3 Voting and Other Rights. An Employee shall have the right to vote all the shares of Stock subject to a Restricted Stock Grant made to that Employee while the Stock remains issued in his or her name and shall have the right to receive any cash dividends declared on such Stock while such Stock remains issued in his or her name. Any distributions made with respect to any Stock subject to a Restricted Stock Grant other than cash dividends shall be held by IASG subject to the same forfeiture conditions as the Stock subject to the related Restricted Stock Grant and either shall be forfeited under o 7.4 when the Stock subject to such grant is forfeited or delivered to the Employee when the Stock subject to the grant is no longer subject to forfeiture.
7.4 Forfeitures. An Employee shall forfeit 100% of the Stock subject to each and every Restricted Stock Grant made to such Employee if his or her employment with IASG terminates for any reason whatsoever before the fifth anniversary of the effective date of this Plan under o 4 unless (1) his or her employment with IASG terminates as a result of his or her death, in which event the Stock subject to each of his or her outstanding Restricted Stock Grants shall become non-forfeitable on the date his or her employment so terminates, (2) his or her employment terminates because he or she is Disabled, in which event the Stock subject to each of his or her outstanding Restricted Stock Grants shall become non-forfeitable on the date his or her employment so terminates or (3) there is a Change in Control, in which event the Stock subject to each outstanding Restricted Stock Grant shall become non-forfeitable on the date of such Change in Control. Each and every share of Stock which is subject to an outstanding Restricted Stock Grant which was forfeitable immediately before the fifth anniversary of the effective date of this Plan under o 4 shall become non-forfeitable on the fifth anniversary of such effective date.
7.5 Forfeited Stock. The Board as of the last day of IASG's fiscal year (and as of any other date or dates in a calendar year which the Board acting in its absolute discretion selects) shall make Restricted Stock Grants with respect to the shares of Stock which have been forfeited under o 7.4 and which are then available for issuance under o 3. Whenever a Restricted Stock Grant is made under this o 7.5 to any Employee, a grant shall be made as of the same date to every other individual who is an Employee on such date, and each such grant shall be made subject to all the terms and conditions of this Plan and shall be evidenced by a letter to each such Employee from IASG's Chief Executive Officer or his or her delegate. The Board in its discretion shall determine the number of shares of Stock subject to each such Restricted Stock Grant, but the total number of shares of Stock subject to all Restricted Stock Grants made as of any date shall equal the number of shares of Stock then available for issuance under o 3.
o 8
NON-TRANSFERABILITY
No Stock subject to a Restricted Stock Grant which remains subject to forfeiture under o 7.4 shall (absent the Board's consent) be transferable by an Employee other than by will or by the laws of descent and distribution and, if the Board consents to such a transfer, the person or persons to whom the Stock is transferred thereafter shall be treated as the Employee and the shares of Stock so transferred shall remain subject to all the terms and conditions of this Plan. The person or persons to whom Stock subject to a Restricted Stock grant is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Employee, and the shares of Stock so transferred shall remain subject to all the terms and conditions of this Plan
o 9
RESALE RESTRICTIONS
Each Employee who is an officer or director of IASG shall be advised through the delivery of a copy of this Plan that the shares of Stock subject to a Restricted Stock Grant made to him or to her have been registered with the Securities and Exchange Commission under the 1933 Act in a Registration Statement on Form S-8. However, each such Employee also shall be advised through the delivery of a copy of this Plan that, (i) because, such Employee may be deemed to be an affiliate of IASG and (ii) because the sale or distribution by such Employee of such Stock has not been registered under the 1933 Act, such Employee may not sell, transfer or otherwise dispose of Stock issued to such Employee unless (x) such sale, transfer or other disposition is made in conformity with the volume and other limitations of the 1933 Act, (y) such sale, transfer or other disposition has been registered under the 1933 Act or (z) in the written opinion of counsel reasonably acceptable to IASG, such sale, transfer or other disposition is otherwise exempt from registration under the 1933 Act.
o 10
ADJUSTMENT
10.1 Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved under o 3 and the number, kind or class (or any combination thereof) of shares of Stock subject to outstanding Restricted Stock Grants under this Plan shall be adjusted by the Board in an equitable manner as determined by the Board to reflect any change in the capitalization of IASG, including, but not limited to, such changes as stock dividends or stock splits.
10.2 Mergers. The Board as part of any corporate transaction described in o 424(a) of the Code shall have the right to adjust (in any manner that the Board in its discretion deems consistent with o 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under o 3. Furthermore, the Board as part of any corporate transaction described in o 424(a) of the Code shall have the right to adjust (in any manner that the Board in its discretion deems consistent with o 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock subject to any outstanding Restricted Stock Grants.
10.3 Fractional Shares. If any adjustment under this o 10 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to outstanding Restricted Stock grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this o 10 by the Board shall be conclusive and binding on all affected persons.
o 11
AMENDMENT OR TERMINATION
This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any outstanding Restricted Stock Grant unless the Employee to whom such grant was made consents in writing to such modification, amendment or cancellation.
o 12
MISCELLANEOUS
12.1 No Contract of Employment. A Restricted Stock Grant made to an Employee under this Plan shall not constitute a contract of employment and shall not confer on an Employee any rights upon his or her termination of employment in addition to those rights expressly set forth in this Plan.
12.2 Withholding. Each Restricted Stock Grant shall be made subject to the condition that the Employee consents to whatever action the Board directs to satisfy the minimum statutory federal and state tax withholding requirements, if any, that IASG determines are applicable to the Restricted Stock Grant when the Stock subject to such grant no longer is subject to forfeiture under o 7.4.
12.3 Construction. All references to sections (o) are to sections (o) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Each term set forth in o 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.
12.4 Other Conditions. IASG may require that an Employee (as a condition to the issuance of Stock as part of a Restricted Stock Grant or the delivery of the stock certificate representing such shares of Stock) enter into any agreement or make such representations prepared by IASG, including (without limitation) any agreement that restricts the transfer of Stock acquired pursuant to a Restricted Stock Grant or provides for the repurchase of such Stock by IASG.
12.5 Rule 16b-3. The Board shall have the right to amend any Restricted Stock Grant or to withhold or otherwise restrict the transfer of any Stock under this Plan to an Employee as the Board deems appropriate in order to satisfy any condition or requirement under Rule 16b-3.

IN WITNESS WHEREOF, IASG has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

INTERNATIONAL AIRLINE SUPPORT GROUP, INC.

By:____________________________
Date:__________________________